UNITED MOBILE SOLUTIONS, LLC AND AFFILIATES

CONDENSED COMBINED FINANCIAL STATEMENTS

For the Six Months Ended June 30, 2015 and 2014

Unaudited

UNITED MOBILE SOLUTIONS, LLC AND AFFILIATES

CONDENSED COMBINED BALANCE SHEETS

	June 30, 2015	December 31, 2014
	(Unaudited)
ASSETS
Current Assets:
Cash and cash equivalents	$18,532	$42,363
Accounts receivable	619,967	489,165
Inventory, net	836,053	763,152
Prepaid expense	10,500	32,335
Total current assets	1,485,052	1,365,051

Property and equipment, net	354,559	299,818
Other asset, net	34,822	38,036
Total assets	$1,874,433	$1,764,869

LIABILITIES AND MEMBER’S DEFICIT
Current liabilities:
Accounts payable and accrued expense	$3,631,863	$2,613,198
Lines of credit	500,000	290,000
Notes payable and capital leases, current portion	8,896	96,388
Due to member	144,075	247,419
Total current liabilities	4,284,834	3,247,005

Notes Payable, net of current portion	418,536	379,090

Total liabilities	4,703,370	3,626,095

Member’s Deficit	(2,828,937)	(1,861,226)

Total liabilities and member’s equity	$1,874,433	$1,764,869

The accompanying notes are an integral part of these condensed combined financial statements.

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UNITED MOBILE SOLUTIONS, LLC AND AFFILIATES

CONDENSED COMBINED STATEMENTS OF OPERATIONS

(Unaudited)

	Six Months Ended June 30,
	2015	2014

Revenue	$8,012,030	$10,182,018
Cost of Goods Sold	6,329,196	8,566,897
Gross profit	1,682,834	1,615,121

Operating expenses:
General and administrative	2,016,155	1,684,246
Depreciation and amortization	60,981	24,604
Loss from operations	(394,302)	(93,729)

Other expense:
Bad debt expense	(308,544)	(6,244)
Interest expense	(207,359)	(216,490)
Total other expense	(515,903)	(222,734)

Net loss	(910,205)	(316,463)

The accompanying notes are an integral part of these condensed combined financial statements.

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UNITED MOBILE SOLUTIONS, LLC AND AFFILIATES

CONDENSED COMBINED STATEMENTS OF CASH FLOWS

(Unaudited)

	Six Months Ended June 30,
	2015	2014
Cash flows from operating activities:
Net loss	$(910,205)	$(316,463)
Adjustments to reconcile net income (loss) to net cash used in operating activities:
Depreciation expense	60,981	24,604
Changes in operating assets and liabilities:
Accounts receivable	(130,812)	(78,574)
Accounts payable and accrued expense	1,018,665	3,153,001)
Inventory	72,901	883,759
Prepaid	21,835	(328,039)
Net cash used in operating activities	(12,427)	(67,135)

Cash flows from investing activities:
Cash paid for acquisition of fixed assets	(12,508)	118,152
Investments, net	—	(129,612)
Net cash used in investing activities	(12,508)	(11,460)

Cash flows from financing activities:
Line of credit	210,000	—
Repayment of notes payable	(48,046)	(35,593)
Repayment of member loans	(103,344)	—
Member distribution	(57,506)	(28,825)
Net cash provided by(used in) financing activities	1,104	(64,418)

Net decrease in cash	(23,831)	(142,953)
Cash – beginning of year	42,363	256,166
Cash – end of year	$18,532	$113,213

SUPPLEMENT DISCLOSURES:
Interest paid	$207,359	$216,490
Income taxes paid	$—	$—

The accompanying notes are an integral part of these condensed combined financial statements.

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UNITED MOBILE SOLUTIONS, LLC AND AFFILIATES

NOTES TO THE CONDENSED COMBINED FINANCIAL STATEMENTS

FOR SIX MONTHS ENDED JUNE 30, 2015 AND 2014

(Unaudited)

NOTE 1 - ORGANIZATION

Nature of Operations – United Mobile Solutions, LLC, headquartered in Norcross, Georgia, was formed in May 2010 in the state of Georgia and is in the business of providing Value added products and services to T-Mobile dealers, mobile virtual network operations dealers, wireless product and service resellers, exclusive carrier agents, distributors and wholesalers nationwide. In addition to its products and services, the Company is also a authorized Master Agent and wholesale partner of T-Mobile U.S.A. contracted to do business in the southeastern region of the U.S.A including Texas. Where the company provides training and development, new dealer recruitment, retail store development and commissions processing for its sub agents to its customers. These combined financial statements include the results of United Prepaid, LLC, a Georgia limited liability company, which was originally formed as Global Tristar Distribution, LLC on April 12, 2006 for the purpose of enabling its customers to accept wireless prepaid replenishment and marketing of prepaid cell phone air time and International Touchpoint, LLC a limited liability company formed on March 12, 2014 in Texas for the purpose of refurbishing cell phones for resale. Together, these entities are referred to as the “Company”

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The accompanying condensed combined unaudited financial statements have been prepared by the Company without audit. In the opinion of management, all adjustments necessary to present the financial position, results of operations and cash flows for the stated periods have been made. Except as described below, these adjustments consist only of normal and recurring adjustments. Certain information and note disclosures normally included in the Company’s annual financial statements prepared in accordance with accounting principles generally accepted in the United States of America have been condensed or omitted. These condensed unaudited financial statements should be read in conjunction with a reading of the Company’s condensed combined audited statements for the year ended December 31, 2014 Interim results of operations for the six months ended June 30, 2015 are not necessarily indicative of future results for the full year.

Principles of Combination

The condensed combined financial statements of the Company include the Company and two affiliate entities with common ownership. All material intercompany balances and transactions have been eliminated.

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Basis of Accounting

The accompanying financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”). The Financial Accounting Standards Board (“FASB”) has established the FASB Accounting Standards Codification (“ASC”) as the single source of authoritative GAAP.

Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect certain reported amounts and disclosures. Accordingly, actual results could differ from those estimates.

Revenue Recognition

The Company recognizes revenue from product sales or services rendered when the following four revenue recognition criteria are met: persuasive evidence of an arrangement exists, delivery has occurred or services have been rendered, the selling price is fixed or determinable, and collectability is reasonably assured. Revenue is recognized upon shipment of products to the customer, and commissions are earned during the period in which the underlying activity occurs.

Cash and Cash Equivalents

For the purposes of the statement of cash flows, the Company considers all highly liquid investments with original maturity of three months or less to be cash equivalents.

Accounts Receivable

Accounts receivable represents amounts due from customers from the sale of goods and services. The Company provides an allowance for doubtful accounts equal to the estimated uncollectible amounts. The Company’s estimate is based on historical collection experience and a review of the current status of trade accounts receivable. The allowance for doubtful accounts totaled $104,880 and $116,354 as of June 30, 2015 and 2014, respectively.

Inventory

Inventories consisting of merchandise for resale are stated at the lower of cost (specific identification) or market (net realizable value). The Company maintains an allowance for obsolete inventory based on an analysis of the slow moving inventory. The allowance for obsolete inventory totaled $884,886 as of June 30, 2015.

Property and Equipment

Property and equipment are recorded at cost. Expenditures for major additions and improvements are capitalized and minor replacements, maintenance, and repairs are charged to expense as incurred. When property and equipment are retired or otherwise disposed of, the cost and accumulated depreciation are removed from the accounts and any resulting gain or loss is included in the results of operations for the respective period. There were no such disposals for the six months ended June 30, 2015 and 2014. Depreciation is provided over the estimated useful lives of the related assets using the straight-line method for financial statement purposes. Depreciable lives for software, vehicles, furniture, fixtures, computers and equipment range from three to seven years. Amortization of leasehold improvements is computed using the straight-line method over the shorter of the remaining lease term or the estimated useful lives of the improvements.

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Software Development

The Company through an affiliate, developed software customized to their specific use. The software was based on the direct expenses of the employees development time plus consulting fees paid to an outsource company. Upon completion and the software being put into use, the amount was capitalized and will be amortized over a 5 year life. The Company capitalized the cost incurred from the time feasibility was determined through implementation.

Fair Value of Financial Instruments

The Company’s financial instruments are cash and cash equivalents, accounts receivable, accounts payable, a bank line of credit, and long-term debt. The recorded values of cash and cash equivalents, accounts receivable, and accounts payable approximate their fair values based on their short-term nature. The recorded values of the line of credit and long-term debt approximate their fair values, as interest approximates market rates.

Income Taxes

The Company, with the consent of its member, has elected under the Internal Revenue Code to be taxed essentially as a partnership. In lieu of federal income taxes, the member of the member of the Company is taxed on proportionate share of the Company’s taxable income. Management has evaluated the effect of the guidance provided by U.S. Generally Accepted Accounting Principles on Accounting for Uncertainty in Income Taxes. Management has evaluated all other tax positions that could have a significant effect on the financial statements and determined the Company had no significant uncertain tax positions at June 30, 2015.

Advertising

The Company expenses advertising costs as they are incurred. During the six months ended June 30, 2015 and 2014, the Company incurred advertising costs of $5,982 and $4,406, respectively.

NOTE 3 - GOING CONCERN CONSIDERATIONS

As shown in the accompanying financial statements, the Company has a net loss of $910,205 for the six months ended June 30, 2015. As of June 30, 2015, the Company reported working capital deficit of $2,799,782, The Company’s ability to generate continued positive cash flows is dependent on the ability to grow its operating entity as well as the ability to raise additional capital. Management is following strategic plans to accomplish these objectives, but success is not guaranteed. These factors raise substantial doubt about the Company’s ability to continue as a going concern. The financial statements do not include any adjustments to reflect the possible future effects on the recoverability and classification of assets or the amounts and classification of liabilities that may result from the outcome of this uncertainty.

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NOTE 4 - PROPERTY AND EQUIPMENT

Property and equipment at June 30, 2015 and 2014 are summarized as follows:

As of June 30,	2015	2014
Computers	$33,514	$21,020
Equipment	57,328	46,142
Software	374,098	222,590
Furniture & Fixtures	29,601	29,601
Leasehold	74,535	73,928
Vehicles	21,802	21,802
Property and equipment	590,878	$415,083
Less accumulated amortization	(236,319)	(115,265)
Property and equipment, net	$354,559	$299,818

Property under capital leases are included in above property and equipment as follows:

As of June 30,	2015	2014
Vehicle and equipment	$34,803	$34,803
Less accumulated amortization	(22,666)	(13,734)
Vehicle and equipment, net	$12,137	$21,069

Depreciation and amortization expense was $60,981 and $24,604 for the six months periods ended June 30, 2015 and 2014, respectively.

NOTE 5 - DEBT

Term Loan – On July 19, 2012 the Company entered into a thirty sixth-month term loan agreement with Chase Bank totaling $183,000. The loan accrued interest at 5.08% per annum. The loan was paid off in equal monthly principal and interest payments of $5,498 with the final payment on October 19, 2014. The loan was collateralized by substantially all business assets. The outstanding balance on the term loan was zero at June 30, 2015.

On June 2, 2014, the Company entered into a nine-month term loan agreement Credit Cash NJ, LLC totaling $750,000. The loan bears interest of 14.67% per annum. The loan is to be paid off with equal daily principal and interest payments of $4,269. The outstanding balance on the term loan was zero at June 30, 2015.

F-7

On July 23, 2014, the Company entered into a sixty-month term loan agreement with Chase Bank totaling $500,000. The loan bears interest at 5.50% per annum. The loan is to be repaid in equal monthly installments of $9,570 commencing August 23, 2014. All unpaid principal and accrued and unpaid interest is due on July 23, 2019. The term loan is governed by the same credit agreement as the Company’s line of credit. The outstanding balance on the term loan was $418,447 at June 30, 2015. Borrowings under the term loan are subject to restrictions on indebtedness, distributions, financial guarantees, and other related items. As of June 30, 2015, the Company is in compliance with all covenants.

On September 10, 2012 the Company entered into a 34 month lease totaling $10,176 with an annual interest rate of 20%.with Navitas. Monthly payments are $382. As of June 30, 2015 the outstanding lease balance due was zero.

On November 11, 2012 the Company entered into a 60 month lease totaling $16,802.60 with an annual interest rate of 6.69% with Toyota Finance. Monthly payments are $327. As of June 30, 2015 the outstanding principal balance due was $8,927.

Principal payments due by year are presented as follows:

Twelve Months Period Ending	Amount Due
June 30, 2015 (Six Months)	$146,761
December 31, 2016	100,312
December 31, 2017	105,969
December 31, 2018	108,047
December 31, 2019	64,762
Total	$525,851

As of June 30, 2015 the minimum lease payments under the Company’s capital lease obligations are as follows

2015	$2,296
2016	3,925
2017	3,598
9,819
Less interest	785
Net minimum lease payments under capital lease	$9,034

NOTE 6 - LINES OF CREDIT

The Company has available a revolving line of credit with a bank for the lesser of (a) $500,000 or (b) the sum of 80% of eligible trade accounts receivable, 50% of eligible inventory, and 40% of equipment, as defined. The line of credit was extended on July 23, 2014 and expired on July 23, 2015, unless extended. Prior to the 2014 extension, borrowings under the line of credit accrued interest at LIBOR plus 4.081%. The borrowings under the current line of credit bear interest at LIBOR plus 4.848%. As of June 30, 2015 and 2014, the interest rate was 5.012% and 4.248%, respectively. All borrowings are collateralized by substantially all assets of the Company. The outstanding balance on the line of credit was $500,000 at June 30, 2015, and December 31, 2015. Borrowings under the line of credit are subject to restrictions on indebtedness, distributions, financial guarantees, and other related items. As of June 30, 2015, the Company is in compliance with all covenants.

F-8

NOTE 7 - FINANCING AGREEMENTS

The Company maintains inventory financing agreements with lending institutions. The financing agreements are secured by the inventory and related accounts receivable related to each inventory purchase financed through the agreement. The financings agreements below provide for automatic renewals with no change in terms unless either party requests that it not be renewed 90 days in advance of the renewal date.

On September 18, 2013, the Company entered into a twenty four-month inventory financing agreement with Curve Commercial Services, LLC with a total credit line available of $500,000. Purchases made by the Company through the financing agreement bear interest at 18% per annum plus an admin fee of 1% of the gross face amount of each supplier’s invoice. The Company is required to purchase a minimum of $500,000 through the agreement on a quarterly basis or will be charged the greater of (i) one percent of the difference between the amounts of goods purchased by the Company based upon accepted purchase orders during that quarterly period and the minimum purchase amount or (ii) an amount equal to what would have been charged had the Company achieved the minimum purchase amount. Purchases through the financing agreement were $5,493,391and $4,440,670 for the six months ended June 30, 2015 and 2014, respectively. Amounts due under both the September 18, 2013 and January 9, 2015 arrangements totaled $934,454 as of June 30, 2015and is recorded in Accounts Payable on the combined balance sheet.

On January 9, 2015 the Company entered into a twenty four-month term loan totaling $250,000 with Curve Commercial Services, LLC. The term loan bears interest at 18.00% per annum. The Company will pay monthly principal and interest payments commencing on January 12, 2015 and on the first day of each consecutive month. The remaining principal balance, plus all accrued but unpaid interest, is due and payable on the maturity date of January 9, 2017. The purchases through this financing agreement and outstanding balances as of June 30, 2015 are included in the amounts above for Curve Commercial Services agreement dated September 18, 2013.

On January 5, 2014, the Company entered into a separate twenty four-month inventory financing agreement with ProcurePal, LLC with a total credit line available of $500,000. Purchases made by the Company through the financing agreement bear interest at 10% plus an admin fee of 1% of the gross face amount of each supplier’s invoice. The Company will receive an 8% interest rebate if the invoice is paid within 30 days and a 6% rebate if the invoice is paid within 60 days. The Company is required to purchase a minimum of $500,000 through the agreement on a semi-annual basis or will be charged a fee equal to two percent of the difference between the invoiced amount of goods purchased by the Company during the semi-annual period and the minimum purchase amount with a minimum charge of $2,500. Purchases through the financing agreement were $2,391,483 and 1,956,391for the six months period ended June 30, 2015 and 2014. Amounts due under the arrangement totaled $435,091 as of June 30, 2015 and is recorded in Accounts Payable on the combined balance sheet.

F-9

On January 5, 2015, the Company amended its inventory financing agreement with Curve Commercial Services, LLC. The agreement is twenty-four months and the terms of the financing agreement are the same terms as the Procure Pal, LLC agreement discussed in Note 5.

The total interest expense related to the inventory financing agreements was $198,349 and $16,065 for the six months ended June 30, 2015 and 2014, respectively.

NOTE 8 - RELATED PARTY

During the six months periods ended June 30, 2015 and 2014 an officer of the Company has loaned the Company money for use in its operations. The loans bear no interest and are payable on demand. As of June 30, 2015 the Company owed the officer $144,075.

NOTE 9 - LEASE COMMITMENTS AND CONTINGENCIES

The Company leases certain office facilities under long-term non-cancelable operating leases. The leases expire at various dates through 2018. The leases provide for increases in future minimum annual rental payments based on defined increases included in the lease agreements. Also, the agreements generally require the Company to pay executory costs (real estate taxes, insurance, and repairs). Future minimum rental commitments under these operating leases are as follows:

Period Ended	Minimum Lease Commitments	Sub-lease Income	Lease Commitments
June 30, 2015	29,291	(10,841)	68,162
December 31, 2016	57,450	-	57,450
December 31, 2017	43,357	-	43,357
December 31, 2018	14,050	-	14,050
Total	$159,148	$(10,841)	$189,920

Rent expense, included in operating expenses, from leasing arrangements was $83,907 and $166,333 for the six months ended June 30, 2015 and 2014, respectively, which is net of sub-lease rent income of $76,580 and $126,334 for the same six months periods in 2015 and 2014, respectively.

NOTE 10 - SUBSEQUENT EVENTS

On September 2, 2015 the Companies entered into an agreement with ITalk, Inc, whereas the ownership of the Companies will receive $10 and 85% of the fully diluted restricted common shares outstanding of ITalk.

The company has evaluated subsequent events through January 26, 2016 which is the date the financial statements were available for issuance.

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